Long-term Debt	12 Months Ended
Dec. 31, 2018
Financial Instruments [Abstract]
Long-term Debt
LONG-TERM DEBT

(in millions of Canadian dollars)	NOTE	MATURITY	2018	2017
Revolving credit facility, weighted average interest rate of 4.53% as at December 31, 2018, consists of $4 million and US$60 million (December 31, 2017 - $5 million and US$151 million)	14(b)	2022	86	195
5.50% Unsecured senior notes of $250 million		2021	250	250
5.50% Unsecured senior notes of US$400 million	14(c)	2022	545	503
5.75% Unsecured senior notes of US$200 million	14(c)	2023	273	252
Term loan of US$175 million, interest rate of 4.61% as at December 31, 2018	14(a)	2025	239	—
Other debts of subsidiaries			129	66
Other debts without recourse to the Corporation			364	320
			1,886	1,586
Less: Unamortized financing costs			10	10
Total long-term debt			1,876	1,576
Less:
Current portion of debts of subsidiaries			15	14
Current portion of debts without recourse to the Corporation			40	45
			55	59
			1,821	1,517

a.
On December 21, 2018, the Corporation secured a US$175 million seven-year variable interest term loan. The financial conditions and covenants of the Company's existing credit facility are unchanged, and no additional assets were required as security. The term loan, which can be repaid at any time, provides the Corporation with increased financial flexibility and will reduce financing costs. As such, the term loan proceeds have been used to repay certain of the Company's outstanding borrowings under its existing credit facility. Fees amounting to US$1 million ($1 million) were incurred to conclude the agreement.

b.
On June 29, 2018, the Corporation entered into an agreement with its lenders to extend and amend its existing $750 million credit facility. The amendment extends the term of the facility to July 2022. The financial conditions remain unchanged.

c.
On December 12, 2017, the Corporation repurchased US$150 million of its 5.50% unsecured senior notes due in 2022 for an amount of US$156 million ($201 million) and US$50 million of its 5.75% unsecured senior notes due in 2023 for an amount of US$52 million ($67 million), including premiums of US$6 million ($8 million) and US$2 million ($3 million). The Corporation also wrote off $3 million of unamortized financing costs related to these notes.

d.
As at December 31, 2018, accounts receivable and inventories totaling approximately $752 million (December 31, 2017 - $748 million) as well as property, plant and equipment totaling approximately $223 million (December 31, 2017 - $237 million) were pledged as collateral for the Corporation's revolving credit facility.

e.
The Corporation has finance leases for various items of property, plant and equipment. Renewals and purchase options are specific to the entity that holds the lease. Lease liabilities are effectively secured, as the rights to the leased asset revert to the lessor in the event of default.

Future minimum lease payments under finance leases together with the present value of the net minimum lease payments are as follows:

	2018		2017
(in millions of Canadian dollars)	MINIMUM PAYMENTS	PRESENT VALUE OF PAYMENTS	MINIMUM PAYMENTS	PRESENT VALUE OF PAYMENTS
Within one year	16	11	11	9
Later than one year but no later than five years	40	23	22	18
More than five years	89	61	6	6
Total minimum lease payments	145	95	39	33
Less: amounts representing finance charges	50	—	6	—
Present value of minimum lease payments	95	95	33	33